Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AND CONSENT AND LIMITED WAIVER
dated as of October 20, 2023
among
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY,
OHIO EDISON COMPANY,
and
THE TOLEDO EDISON COMPANY,
as Borrowers,
THE LENDERS NAMED HEREIN,
as Lenders,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
THE FRONTING BANKS NAMED HEREIN,
as Fronting Banks

JPMORGAN CHASE BANK, N.A. PNC CAPITAL MARKETS LLC MUFG BANK, LTD. BARCLAYS BANK PLC BofA SECURITIES, INC.	MIZUHO BANK, LTD. CITIBANK, N.A. MORGAN STANLEY SENIOR FUNDING, INC. THE BANK OF NOVA SCOTIA RBC CAPITAL MARKETS[1] WELLS FARGO SECURITIES, LLC
as Joint Lead Arrangers

1 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

AMENDMENT NO. 2 TO
CREDIT AGREEMENT AND CONSENT AND LIMITED WAIVER
This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND CONSENT AND LIMITED WAIVER, dated as of October 20, 2023 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among The Cleveland Electric Illuminating Company (“CEI”), Ohio Edison Company (“OE”) and The Toledo Edison Company (“TE”, and together with CEI and OE, the “Borrowers”), each of the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and each of the Fronting Banks party hereto.
PRELIMINARY STATEMENTS
1.    The Borrowers, the Lenders, the Administrative Agent and the Fronting Banks are parties to that certain Credit Agreement, dated as of October 18, 2021 (as amended prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
2.    The Borrowers have requested that each Lender extend the Termination Date applicable to such Lender for an additional one year period, from October 18, 2026 to October 18, 2027 (the “Extension”) and each Lender has agreed to the Extension as to itself.
3.    The Borrowers and certain Subsidiaries thereof intend to consummate the Specified Transactions (as defined in Schedule 1 hereto).
4.    The Borrowers have requested that the Lenders permit the consummation of the Specified Transactions, and the Lenders have agreed to permit the consummation of the Specified Transactions on the terms and conditions set forth herein.
5.    The Borrowers desire to amend the Existing Credit Agreement as set forth herein, and the Lenders, the Administrative Agent and the Fronting Banks have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Consent and Limited Waiver. Subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 3 hereof, each of the Administrative Agent and the Lenders party hereto hereby, in reliance on the representations and warranties set forth herein, and the facts and circumstances disclosed by the Credit Parties on or before the Amendment Effective Date (as defined below), (i) agrees that, upon the occurrence of the Amendment Effective Date, and notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, the Specified Transactions are consented to and approved in all respects and (ii) waives compliance with any applicable provisions of any Loan Document that would prohibit the consummation of the Specified Transactions, solely as any such provisions apply to the consummation of the Specified Transactions; provided that (x) the sale of equity interests of FirstEnergy Transmission, LLC (“FET”) to North American Transmission Company II L.P. (the “Sponsor”) up to an amount that would not result in the Sponsor owning, at any time, more than 49.9% of the total outstanding equity interests of FET shall occur no later than January 31, 2024, unless such date is otherwise extended in writing by FirstEnergy Corp. (“FE”) and the Sponsor and (y) the Borrowers hereby agree to take all steps reasonably necessary to protect, preserve and maintain the Lenders’ rights and remedies under the Credit Agreement and the other Loan Documents.
SECTION 2. Amendments to Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following terms in the proper alphabetical order therein:
(i)    “Second Amendment” means the Amendment No. 2 to Credit Agreement and Consent and Limited Waiver, dated as of October 20, 2023, by and among the Borrowers, each of the Lenders party thereto, the Administrative Agent, and each of the Fronting Banks party thereto.
(b)    The definition of the term “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:
“Any increase or decrease in the Applicable Margin resulting from a change in the Reference Rating shall become effective on the third (3rd) Business Day following such change in the Reference Rating.”
(c)    The definition of the term “Fee Letters” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended as follows:
(i)    by deleting the word “and” at the end of clause (ii) thereof; and
(ii)    by adding the following at the end of clause (iii) thereof:
“and (iv) the amended and restated fee letter, dated October 20, 2023, by and among the Borrowers, certain of FE’s other Subsidiaries, JPMorgan, Mizuho, PNC Capital Markets LLC and PNC Bank, National Association.”
(d)    The definition of the term “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Termination Date” means October 18, 2027, subject, for certain Lenders, to the extension described in Section 2.19 hereof, or, in any case, the earlier date of termination in whole of the Commitments pursuant to Section 2.06 or Section 6.01 hereof.”
(e)    Section 2.04 of the Existing Credit Agreement is hereby amended as follows:
(i)    by deleting the word “two (2)” and substituting therefor “three (3)” in clause (c) thereof;
(ii)    by adding the following to the beginning of clause (f)(i) thereof:

        “no later than 12:00 p.m. (New York City time)”
(iii)    by deleting each instance of the words “11:00 a.m.” and substituting therefor “10:00 a.m.” in clause (f)(i) thereof.
(f)    Section 2.05 of the Existing Credit Agreement is hereby amended as follows:
(i)    by deleting the phrase “on the last Business Day” in the first sentence of clause (a) thereof and substituting therefor “fifteen (15) Business Days after the last day”;
(ii)    by adding the following sentence at the end of clause (a) thereof:
“Any increase or decrease in the Commitment Fee resulting from a change in the Reference Rating shall become effective on the third (3rd) Business Day following such change in the Reference Rating.”
(iii)    by deleting the phrase “payable quarterly in arrears on the last day” in clause (c) thereof and substituting therefor “on the fifteenth (15th) Business Day following the end”.
(g)    Section 2.09 of the Existing Credit Agreement is hereby amended by deleting the phrase “Term Benchmark Rate” in clauses (i) and (ii) thereof and substituting therefor “Adjusted Term SOFR Rate” thereof.
(h)    Article VII of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:
    “SECTION 7.08.    Certain Investment Matters.
(a)    Each Lender represents and warrants that in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrowers, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws).
(b)    The Administrative Agent represents and warrants that the motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operation of the Borrowers.”
SECTION 3.Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):

(a)    The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
(b)    The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    either (A) counterparts of this Amendment duly executed by each of the Borrowers, the Lenders, the Administrative Agent, and the Fronting Banks or (B) written evidence satisfactory to the Administrative Agent that such parties have signed counterparts of this Amendment;
(ii)    certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment, the Credit Agreement and the Specified Transactions, and (B) all documents evidencing any other necessary corporate action with respect to this Amendment, the Credit Agreement and the Specified Transactions;
(iii)    a certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by such Borrower of this Amendment and the Credit Agreement have previously been delivered to the Administrative Agent and remain in full force and effect on such date;
(iv)    a certificate of an Authorized Officer of each Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment, (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to such Borrower and (B) all representations and warranties of such Borrower contained in the Credit Agreement and each other Loan Document to which such Borrower is a party are true and correct in all material respects (or in the case of any representation or warranty already qualified by materiality, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date); and
(v)    an opinion of Jones Day, special counsel for the Borrowers.

(c)    The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.
SECTION 4. Representations and Warranties. Each Borrower represents and warrants as follows:
(a)    Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is a party have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)    No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment, any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor, with respect to each Borrower, the performance by it of the Credit Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower.
(c)    Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) with respect to each Borrower, the performance by it of the Credit Agreement.
(d)    Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and, with respect to each Borrower, the Credit Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, solely with respect to this Amendment, the Credit Agreement and such other Loan Document, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(e)    No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of such Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(f)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Borrower, threatened against such Borrower or any of its Subsidiaries that involve this Amendment, the Credit Agreement or any other Loan Document.
(g)    No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by such Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by such Borrower of the Credit Agreement.
(h)    Anti-Corruption Laws. No proceeds of any Borrowing have been used in violation of any Anti-Corruption Law.
SECTION 5. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    Except as expressly amended, consented or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The consent, waiver and amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to, departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Borrower requiring the consent of the Administrative Agent, the Fronting Banks or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrowers for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrowers expressly acknowledge such reservation of rights. Any future or additional waiver or amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.
(b)    Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement; and (ii)

each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Fronting Banks under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document.
SECTION 6. Costs and Expenses. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Lender in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent, the Fronting Banks and the Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Lender as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section. The Borrowers acknowledge and agree that, pursuant to Section 8.05(a) of the Credit Agreement, they are required to pay, among other costs and expenses set forth therein, the reasonable fees and expenses of counsel for the Administrative Agent (including, but not limited to, any local counsel and any specialist counsel for the Administrative Agent), in accordance with the terms thereof.
SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce

Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 9. Miscellaneous. This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.
SECTION 10. Release. In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’ and the Lenders’ execution and delivery of this Amendment, each Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrowers, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by any Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Amendment, each Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 10 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
OHIO EDISON COMPANY
THE TOLEDO EDISON COMPANY

                            By: /s/ Steven R. Staub
                            Name: Steven R. Staub
                            Title: Vice President and Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, as a Lender and as a Fronting Bank

                            By: /s/ Khawaja Tariq
                            Name: Khawaja Tariq
                            Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

MIZUHO BANK, LTD., as a Lender

By /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Rachel Kozemchak
Name: Rachel Kozemchak
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

BARCLAYS BANK PLC, as a Lender

By /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

BANK OF AMERICA, N.A., as a Lender

By /s/ Jacqueline G. Margetis
Name: Jacqueline G. Margetis
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

CITIBANK, N.A., as a Lender
By /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

MORGAN STANLEY BANK, N.A., as a Lender
By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

MUFG BANK, LTD., as a Lender and as a Fronting Bank
By /s/ Matthew Bly
Name: Matthew Bly
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

THE BANK OF NOVA SCOTIA, as a Lender
By /s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

ROYAL BANK OF CANADA, as a Lender
By /s/ Meg Donnelly
Name: Meg Donnelly
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

Canadian Imperial Bank of Commerce, New York Branch, as a Lender
By /s/ Amit Vasani
Name: Amit Vasani
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By /s/ Nathalie Huet Rousset
Name: Nathalie Huet Rousset
Title: Director
[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By /s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

Sumitomo Mitsui Banking Corporation, as a Lender
By /s/ Suela Von Bargen
Name: Suela Von Bargen
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

TD BANK, N.A., as a Lender
By /s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

TRUIST BANK, as a Lender
By /s/ Catherine Strickland
Name: Catherine Strickland
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By /s/ Michael E. Temnick
Name: Michael E. Temnick
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

THE BANK OF NEW YORK MELLON, as a Lender
By /s/ Molly H. Ross
Name: Molly H. Ross
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

THE HUNTINGTON NATIONAL BANK, as a Bank
By /s/ Christopher Olsen
Name: Christopher Olsen
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

First National Bank of Pennsylvania, as a Lender
By /s/ Paul Wargo
Name: Paul Wargo
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By /s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

[Signature Page to Amendment No. 2 to Credit Agreement and Consent and Limited Waiver (Ohio)]

Schedule 1

Specified Transactions
    Those transactions necessary to substantially effectuate the pro forma organizational chart attached hereto as Exhibit A, which such structure may be modified after the date hereof so long as such modifications are approved by the Administrative Agent and are not materially adverse to the interests of the Administrative Agent and the Lenders.

Exhibit A
[Pro forma organizational chart attached]